                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   Form 8-K



                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 9, 1997
                                                 -------------------------------


                               CUBIC CORPORATION
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(Exact name of registrant as specified in its charter)


       Delaware                      1-8931                   95-1678055
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(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


9333 Balboa Avenue, San Diego, California                              92123
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code       (619) 277-6780
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report)

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Form 8-K                                                                Page 2


Item 2.  Acquisition of Assets.

     On April 9, 1997, Cubic (U.K.) Limited, a United Kingdom corporation and a wholly-owned subsidiary of Registrant, a Delaware corporation, acquired all of the issued and outstanding capital shares and the business of Thorn Transit Systems International Limited, and all of the issued and outstanding capital shares of Thorn Transit Korean Holdings Limited, both wholly-owned subsidiaries of EMI Group plc, a United Kingdom corporation, for cash in the approximate amount of $12,900,000. The purchase price was paid from surplus cash of the Registrant. There is no relationship between EMI Group plc, its affiliates, associates, officers, or directors and Registrant or any of its affiliates, directors or officers or any associates of any such officers or directors.

     Thorn Transit Systems International Limited is involved in the design, development, manufacture, commissioning, maintenance, supply and installation of automatic fare collection equipment for railways, trains, metros and multi-modal transport systems and is a major supplier of ticketing equipment for the Train Operating Companies now servicing the old British Rail network in the United Kingdom as well as for subway systems in the Far East. The only asset of Thorn Transit Korean Holdings Limited, a United Kingdom corporation, is 49% of the issued share capital of Korea Transit Systems Limited, a corporation formed and existing in the Republic of South Korea.

     Korea Transit Systems Limited, which manufactures and promotes automatic fare collection systems in the Republic of South Korea, is a joint venture corporation formed pursuant to a joint venture agreement between Thorn Transit Korean Holdings Limited and Jung-Won Development Co., Limited, a South Korean corporation, to assist Thorn Transit Systems International Limited in commissioning and maintaining automatic fare collection equipment for the Seoul (Korea) Subway and any subsequent business in South Korea. In accordance with Korean law, 51% of the joint venture corporation is owned by Jung-Won Development Co., Limited.

     Registrant intends that the assets of the acquired corporations continue to be devoted to continuation of the business of such corporations.

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Form 8-K                                                                Page 3


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (a)   Financial statements of businesses acquired.

           There are no separate financial statements relating to the acquired corporations and their assets and it is impractical to provide the required financial statements at the time of filing this report. Required financial statements will be filed within 60 days from the date of this filing.

     (b)   Pro forma financial information.

           It is impractical to provide required pro forma financial information with this filing and such information will be provided within 60 days from the date of this filing.

     (c)   Exhibits.

           None.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            CUBIC CORPORATION
                                              (Registrant)


                                            By  /s/  WILLIAM C. STEWART, JR.
                                              --------------------------------
                                                William C. Stewart, Jr.
                                                Secretary



Date: April 24, 1997.